UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2013

ENERGY FOCUS, INC.

__________________________

(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2013, Energy Focus, Inc. (the “Company”) reported that it had named Frank Lamanna as its Chief Financial Officer, effective July 9, 2013.

Mr. Lamanna, age 49, has been Energy Focus’ Corporate Controller since joining the Company in November 2008. Prior to his role with Energy Focus, Mr. Lamanna served as Corporate Controller for Technical Consumer Products, a $300 million lighting manufacturer and distributer, and as Chief Financial Officer of Avalon Holdings Corporation, an $80 million conglomerate company.

Mark J. Plush, the Company’s former Vice President and Chief Financial Officer, is no longer with the Company, effective July 9, 2013.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated July 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2013

ENERGY FOCUS, INC.

	By	/s/ Frank Lamanna
	Name:	Frank Lamanna
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 11, 2013.